Exhibit 10.5

This instrument was prepared by and after recording should be returned to:

Robert J. Getchell, Esq.

GableGotwals

110 N. Elgin Ave., Suite 200

Tulsa, Oklahoma 74120

(918) 595-4800

MODIFICATION TO REAL ESTATE MORTGAGE
(WITH POWER OF SALE)

This Modification to Real Estate Mortgage (the “Mortgage Modification”) is made effective as of April 1, 2024, by and between LV PENINSULA HOLDING, LLC, a Texas limited liability company (“LV” or “Mortgagor”) and AUSTERRA STABLE GROWTH FUND, LP (“Austerra” or “Mortgagee”).

R E C I T A L S

A. LV and Austerra entered into that certain Loan Agreement dated March 30, 2023 (the “Loan Agreement”), whereby Mortgagee agreed to make a loan to Mortgagor.

B. On the same date as the Loan Agreement, Mortgagor made, executed and delivered to Mortgagee that certain Real Estate Mortgage (the “Mortgage”) encumbering certain property located in Bryan County, Oklahoma, described on Exhibit A attached hereto and by this reference made a part hereof (such property and all other property described in the Mortgage referred to herein as the “Property”), said Mortgage having been filed on April 11, 2023, and recorded in Book 1627, beginning at Page 759, in the records of the County Clerk of Bryan County, Oklahoma. The Mortgage was given to secure the repayment of certain indebtedness and obligations more particularly described therein.

C. Pursuant to that certain Loan Modification Agreement of even date herewith (the “Loan Modification Agreement”), the maturity date of the Secured Obligations was extended from April 1, 2024, to April 1, 2025, unless accelerated prior to such time.

D. Mortgagors now desire to ratify all the terms and conditions of the Mortgage in all respects, and the parties desire to amend certain terms and provisions of the Mortgage as hereinafter set forth.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagors and Mortgagee, for themselves and their successors and assigns, hereby covenant and agree as follows:

1. The above Recitals are incorporated herein by reference.

2. All capitalized terms used but not otherwise defined in this Mortgage Modification shall have the meanings assigned to such terms in the Mortgage.

3. It is agreed that the term “Loan Agreement” as used in the Mortgage, as of the date hereof, means the Loan Agreement as it was modified by the Loan Modification Agreement.

4. Mortgagors hereby confirm, reaffirm and restate that (a) the representations and warranties made by them in the Mortgage are true and correct on and as of the date hereof (except to the extent such representations and warranties relate solely to a specific earlier date) and (b) no Event of Default has occurred and is continuing on the date hereof, except as has been specifically waived.

5. Except as expressly amended by this Mortgage Modification, the Mortgage is in all respects ratified and confirmed, and each Mortgagor hereby repeats, restates and incorporates herein by reference all of the terms, provisions, conditions, covenants, grants, conveyances, warranties and agreements set forth and contained therein as if the same were set forth herein in full and agrees that the lien and priority of the Mortgage are hereby preserved, maintained, ratified and confirmed in all respects.

Signature page follows

IN WITNESS WHEREOF, the Mortgagor and Mortgagee have executed and delivered this Mortgage Modification as of the date and year first above written.

MORTGAGOR:

LV PENINSULA HOLDING, LLC, a Texas limited liability company

By:	/s/ Nicolai Brune
Name:	Nicolai Brune
Title:	Chief Financial Officer and Authorized Agent

STATE OF FLORIDA	)
) ss.
COUNTY OF MIAMI DADE	)

The foregoing instrument was acknowledged before me this 5th day of April, 2024, by Nicolai Brune, Chief Financial Officer and Authorized Agent of LV Peninsula Holding, LLC, a Texas limited liability company, for the uses and purposes therein set forth.

/s/ Susana Perla-Maniera
Notary Public

My commission expires: 9/12/2027

[SEAL]

Signature Page

Mortgage Modification – Bryan County

MORTGAGEE:

AUSTERRA STABLE GROWTH FUND, LP
A Texas limited liability company
Its: General Partner

By:	/s/ Mark C. Holland
Name:	Mark C. Holland
Title:	Managing Member

STATE OF FLORIDA	)
) ss.
COUNTY OF MIAMI DADE	)

The foregoing instrument was acknowledged before me this 5th day of April, 2024, by MARK C. HOLLAND of AUSTERRA WEALTH MANAGEMENT, LLC, a Texas limited liability company, it being the General Partner of AUSTERRA STABLE GROWTH FUND, LP, a Texas limited liability partnership, for the uses and purposes therein set forth.

/s/ Megan Haerst
Notary Public

My commission expires: 02/19/2027

[SEAL]

Signature Page

Mortgage Modification-Grady County

EXHIBIT A

TO

MODIFICATION TO REAL ESTATE MORTGAGE

(Legal Description)

Tract 1: All that part of Lots 1 and 2 lying North and East of the Railroad Right- of-way in Section 4, Township 7 South, Range 9 East of the Indian Base and Meridian, Bryan County, State of Oklahoma, according to the U.S. Government Survey thereof.

Tract 2: The S/2 SE/4 SE/4 and all of that part of the SW/4 SE/4 lying North and East of the A&C Railroad Right-of-Way in Section 33, Township 6 South, Range 9 East of the Indian Base and Meridian, Bryan County, State of Oklahoma, according to the U.S. Government Survey thereof, LESS AND EXCEPT a roadway and utility easement reserved over the North 80 feet of the West 60 feet of the SW/4 of the SE/4 of Section 33, Township 6 South, Range 9 East.

Tract 3: The N/2 SE/4 SE/4 of Section 33, Township 6 South, Range 9 East of the Indian Base and Meridian, Bryan County, State of Oklahoma, according to the U.S. Government Survey thereof;

Together with all buildings, structures and improvements of every nature thereon, and all fixtures, machinery, appliances, equipment, furniture and personal property of every nature located in or on, or attached to or used or intended to be used in connection with the operation of such property, including all additions, accessions, improvements and replacements of or to any of the foregoing, and the proceeds thereof, and all appurtenances thereto belonging, and all rents, royalties, issues, profits and other benefits therefrom (all of which is hereinafter collectively referred to as the “Property”).

Exhibit A